SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28335

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing contains 5 pages excluding exhibits

ITEM	1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 20, 2004, New Century Bancorp, Inc. (the “Registrant”) issued trust preferred securities having an aggregate liquidation amount of $12.0 million through New Century Statutory Trust I, a special purpose financing subsidiary organized as a statutory trust under the laws of the State of Delaware. The trust preferred securities were placed via one or more private transactions exempt from registration under the Securities Act of 1933 and state securities laws.

In connection with this issuance of trust preferred securities, the Registrant entered into the following material definitive agreements on September 20, 2004:

(a)	Amended and Restated Declaration of Trust by and between the Registrant as Sponsor, certain administrative trustees, Wilmington Trust Company as Institutional Trustee and Wilmington Trust Company as Delaware Trustee;

(b)	Indenture by and between the Registrant and Wilmington Trust Company as Indenture Trustee governing the issuance of up to $12.372 million in aggregate liquidation amount of the Registrant’s 30-year junior subordinated deferrable interest debentures; and

(c)	Guarantee Agreement by and between the Registrant as Guarantor and Wilmington Trust Company as Guarantee Trustee.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Pursuant to the Indenture entered into on September 20, 2004 by and between the Registrant and Wilmington Trust Company as Indenture Trustee, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference, the Registrant issued 30-year junior subordinated deferrable interest debentures having an aggregate liquidation amount of $12.372 million to New Century Statutory Trust I. Interest on the debentures is payable quarterly and may be deferred for up to 20 consecutive quarters.

Pursuant to the Guarantee Agreement entered into on September 20, 2004 by and between the Registrant and Wilmington Trust Company as Guarantee Trustee, a copy of which is filed herewith as Exhibit 4.2 and incorporated herein by reference, the Registrant has undertaken to guarantee New Century Statutory Trust I’s obligations to the eventual holders of trust preferred securities having an aggregate liquidation amount of $12.0 million.

ITEM 8.01 OTHER EVENTS.

On September 20, 2004, the Registrant issued trust preferred securities having an aggregate liquidation amount of $12.0 million through the New Century Statutory Trust I, a special purpose financing subsidiary organized as a statutory trust under the laws of the State of Delaware. The trust preferred securities were placed via one or more private transactions exempt from registration under the Securities Act of 1933 and state securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Indenture

4.2	Guarantee Agreement

10.1	Amended and Restated Declaration of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw, Jr.
John Q. Shaw, Jr.
President and CEO

Dated: September 24, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture

4.2	Guarantee Agreement

10.1	Amended and Restated Declaration of Trust